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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 19, 2000


                               JABIL CIRCUIT, INC.
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             (Exact name of registrant as specified in its charter)


            DELAWARE                     001-14063               38-1886260
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(State or other jurisdiction of       (Commission File       (I.R.S. Employer
 incorporation or organization)             Number)          Identification No.)


             10560 Ninth Street North, St. Petersburg, Florida 33716
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          (Address of principal executive offices, including zip code)

         Registrant's Telephone No., including area code: (727) 577-9749


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                               JABIL CIRCUIT, INC.

Item 5.  Other Events.

         On September 19, 2000, Jabil Circuit, Inc., a Delaware corporation, issued the following press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

              99.1 Press Release dated September 19, 2000 announcing earnings results for the fourth fiscal quarter of 2000.













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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Jabil Circuit, Inc.
                                               Registrant

Date: September 19, 2000                       By: /s/ Chris A. Lewis
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                                                   Chris A. Lewis
                                                   Chief Financial Officer






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